Radian to Acquire Inigo for $1.7 Billion; Creates Global Multi-Line Specialty Insurer Combining the strength of a leading U.S. mortgage insurer with a highly profitable Lloyd's specialty insurer September 18, 2025 Exhibit 99.2

Disclaimer and safe harbor statements Recast Information This presentation includes information that excludes the results of certain businesses for which our board of directors has approved the divestiture, and that we currently expect to complete by the end of the third quarter of 2026. As a result of actions taken related to the planned divestitures, we expect to report these businesses as held-for-sale and to reflect their results as discontinued operations in our financial statements beginning with the period ended, and as of, September 30, 2025. We are presenting information herein for the year ended December 31, 2024 and the six months ended June 30, 2025, which presents the U.S. generally accepted accounting principles (“GAAP”) reported information for those periods and dates, the results of the discontinued operations for those periods and dates, and the resulting recast information reflecting continuing operations for those periods and dates, as if the discontinued operations treatment had begun on January 1, 2024. The recast unaudited continuing operations information included herein is for informational purposes only. It does not necessarily reflect the results that would have been reported had the divestitures been completed prior to the periods presented and is not necessarily indicative of future results. U.K. GAAP All financial information provided for Inigo Limited in this presentation is presented on a U.K. GAAP basis and includes the financial results attributable to Inigo’s third-party capital provider. The third-party capital provider contributed 1.5% of the required capital for the 2023 underwriting year and 3% for the 2024 and 2025 underwriting years. Accordingly, it is entitled to a proportionate share of the syndicate’s results based on their its capital contribution. We do not expect differences between U.K. and U.S. GAAP to be material. Cautionary Note Regarding Forward-Looking Statements — Safe Harbor Provisions This presentation includes, and related oral statements made by management or other representatives of Radian, may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “pursue,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “strategy,” “future,” “likely” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, statements regarding the expected completion, financing and timing of the proposed acquisition, statements regarding the expected impact of the acquisition on Radian’s earnings, return on capital, revenue and debt-to-capital ratio, as well as deployment of capital, statements regarding the planned divestitures of certain businesses, including their expected completion, timing and reporting, and other statements and information related to the proposed acquisition and the planned divestitures, projections regarding our future performance and financial condition, including the expected financial impact of the proposed transaction on us and the combined addressable market, and strategic initiatives, are made on the basis of management’s current views and assumptions with respect to future events. These statements speak only as of the date they were made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We operate in a changing environment where new risks emerge from time to time and it is not possible for us to predict all risks that may affect us. The forward-looking statements are not guarantees of future performance, and the forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For more information regarding these risks and uncertainties see Appendix B of this presentation. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this presentation.

Radian to acquire Inigo in $1.7 billion cash transaction Strategic Rationale Radian’s expansion into large and uncorrelated Lloyd’s market creates a diversified global specialty insurer Large scale, disciplined growth, and profitable platform that doubles Radian’s revenue Inigo’s strong underwriting focus with mid-to-high 80’s combined ratio and 20% pre-tax return on equity Deal Value1 & Funding Mix $1.7 billion purchase price: 1.50x 2025E tangible equity1 Transaction cash-funded from Radian’s existing liquidity sources and excess capital; no equity raised2 Management Inigo Founders Richard Watson, Russell Merrett, and Stuart Bridges will continue to lead Inigo post-close Former Hiscox executives with extensive public company and underwriting expertise in specialty insurance Approvals & Timing Transaction approved by Radian and Inigo Boards of Directors and expected to close in Q1 2026 Transaction subject to customary regulatory approvals and other closing conditions Financial Impact Mid-teens GAAP EPS accretion in FY 2026E ~200 bps GAAP ROE accretion in FY 2026E 1 Final purchase price will be determined based on Inigo’s tangible equity prior to close, subject to adjustment, but not to exceed $1.7 billion. 2 A small portion of the purchase consideration will be provided in shares of Radian to Inigo’s senior management as part of an equity rollover.

Along with the Inigo acquisition, Radian to focus exclusively on its mortgage insurance business and exit all other businesses 1 As a result of these planned divestitures, Radian expects to report the All Other businesses as held-for-sale and to reflect their results as discontinued operations in its financial statements beginning with the period ended, and as of, September 30, 2025. Discontinued Operations represents the results of the All Other Businesses and Continuing Operations represents Radian’s consolidated results excluding the Discontinued Operations. For a reconciliation of these amounts, see Appendix A. Following a strategic review, Radian plans to divest its Mortgage Conduit, Title, and Real Estate Services businesses within one year Divestiture of All Other businesses is expected to reduce expenses by 36% and improve Radian’s standalone ROE by 120 bps 2024 Other Operating Expense & Cost of Services ($ in millions) 2024 Net Income ($ in millions) 2024 Earnings Per Share 2024 Return on Equity Radian 2024 Recast Financials Before Inigo1

Inigo: a leading Lloyd's specialty insurer with $1.6 billion 2025E GWP

Overview

- Founded in 2020 by Richard Watson, Russell Merrett, and Stuart Bridges with a combined experience of 65+ years at Hiscox
- **Gross Written Premiums growing 39%** annually since inception with strong underwriting discipline
- Underwriting-first culture that drives industry leading **combined ratios (mid-to-high-80's)**
- **Pre-tax return on equity above 20%** after initial ramp-up period
- Data science informed underwriting and deep analytics to assess specialty risks
- Innovative approach to engagement with large blue-chip customers
- Scalable platform focused 100% on Lloyd's

Strong, Profitable Growth Since Inception
Gross Written Premiums (GWP), $ billion


'21A-'25E CAGR: 39%
$ 0.4
$ 0.8
$ 1.1
$ 1.3
$ 1.6
2021A
2022A
2023A
2024A
2025E

	2022A	2023A	2024A	2025E
Net Combined Ratio:	94.4%	85.5%	87.4%	87.1%
Pre-tax income ($ in millions):	$29	$145	$183	$222
Pre-tax return on equity:	5.1%	20.0%	20.8%	21.2%

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Inigo operates as a diversified global specialty insurance platform Diversified portfolio includes 10+ lines across property, casualty, financial and other specialty classes U.S. focused specialty business with room for further international expansion Geography split of GWP for last 12 months through June 30, 2025 2025E GWP, $1.6 billion

Inigo: a transformational acquisition for Radian

radian + INIGO

1	Growth Opportunity	Profitable and high-growth insurance platform in a large and expanding Lloyd’s specialty market
2	Multi-line Specialty Insurance Platform	Transformative acquisition will create a diversified multi-line insurer with uncorrelated businesses
3	Data & Analytics Focus	Inigo is driven by data science and analytics with an unwavering focus on disciplined underwriting
4	Scalable Operating Model	Profitable since launch with a modern technology stack and a “radically simple” operating model
5	Culture and Leadership	Experienced management team focused on market leadership and unique core values
6	Financially Compelling	Expected to be materially accretive to Earnings and ROE, leveraging capital efficiencies within Lloyd’s

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Inigo represents a profitable growth opportunity in the large and attractive Lloyd’s market 1 Attractive Growth Opportunity ...With Room for Continued Growth 20th largest syndicate within 4 years of inception Top 6 #15 - 25 #41 Inigo has Achieved Significant Scale... Gross Written Premiums ($ billion) Sources: S&P Global, Lloyd’s.

Inigo has shown disciplined growth while maintaining industry leading combined ratios 1 Attractive Growth Opportunity Sources: S&P Global, Lloyd’s, Company filings. 1 Includes Hiscox Ltd (HSX), Lancashire Holdings Limited (LRE). 2 Includes AMERISAFE, Inc. (AMSF), Kinsale Capital Group, Inc. (KNSL), Old Republic International Corporation (ORI), RLI Corp. (RLI), Skyward Specialty Insurance Group, Inc. (SKWD), W. R. Berkley Corporation (WRB). 3 Includes Chubb Limited (CB), Travelers Companies, Inc. (TRV). 4 Includes Arch Capital Group Ltd. (ACGL), Axis Capital Holdings Limited (AXS), Conduit Holdings Ltd. (CRE), Everest Group, Ltd. (EG), RenaissanceRe Holdings Ltd. (RNR).

1 Attractive Growth Opportunity

Radian's addressable market to increase 12x, providing flexibility to deploy capital across multiple insurance lines through various business cycles

Radian Mortgage Insurance Market Share[1]


17 %

\+

Inigo Lloyd's Market Share[2]


2 %

=

Radian + Inigo Market Share[1,2]


3 %

New Radian Target Market would be 12x Larger

Radian	Inigo	Radian + Inigo
$6 billion	**$70 billion**	**$76 billion**
Total Addressable Market	*Total Addressable Market*	*Total Addressable Market*
1%	**9%**	**8%**
5Y Industry Annual Premium Growth	*5Y Industry Annual Premium Growth*	*5Y Industry Annual Premium Growth[3]*

Sources: S&P Global, Lloyd's, Company filings. [1] Based on estimated 2024 U.S. MI premium of ~$5.8bn. [2] Based on estimated 2024 total Lloyd's GWP of ~$70bn. [3] Reflects weighted average by FY 2024 net earned premiums.

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2 Multi-line Specialty Insurance Platform Transaction doubles Radian’s earned premiums with strong underwriting performance Radian1 2024 Net Earned Premiums: $939mm Radian1 + Inigo 2024 Net Earned Premiums: $1,896mm Mortgage Insurance 100% Source: Company filings. 1 Excludes Radian discontinued operations. 2 Average 5-year combined ratio for Radian is 26% 2024 Combined Ratio2: 25.1% 2024 Combined Ratio2: 56.5%

2 Multi-line Specialty Insurance Platform Mortgage insurance loss ratios have low correlation to Lloyd’s insurers 2010-2024 Loss Ratios by Peer Group Combination of Radian and Inigo offers a strong underwriting track record with low correlation, enhancing Radian’s ability to deploy capital throughout various business cycles Sources: Company filings, SNL Financial. 1 Includes ACT, ESNT, MTG, NMIH, RDN. 2 Includes AFG, ASIC, BOW, KNSL, MKL, RLI, SKWD, WRB. 3 Includes BEZ, HSX, LRE.

3 Data & Analytics Focus Sophisticated data science and analytics capabilities are well aligned to Radian’s recognized leadership in mortgage analytics Radian is an Established Leader in Mortgage Credit Risk Analytics In-house data & analytics team Proven track record of predicting local U.S. economics and loan performance Granular and differentiated risk-based pricing Economic value focus that drives capital deployment to achieve higher risk-adjusted returns Data and Analytics is at the Heart of Inigo Significant data points captured to feed proprietary pricing models Purpose-built models with a single integrated underwriting platform In-house research team combined with world-class partners to develop proprietary view of risk Superior risk selection demonstrated by track record of market leading returns

4 Scalable Operating Model Streamlined operating model that differentiates Inigo from peers Zero Legacy Systems Purpose-Built Operating Model 100% Lloyd’s Focus One Underwriting Platform One Office One Syndicate Leading Peers in Operating Efficiency “Radical Simplicity” 1 Data as of FY2024.

5 Highly Regarded Management Team

Leadership team has a long and successful Lloyd's track record and will continue to lead Inigo post-close

	Key Leader	Background
	Richard Watson ***Founder and CEO***	▪ 33 years at Hiscox, from Underwriter in 1986 to Chief Underwriting Officer
	Russell Merrett ***Founder and CUO[1]***	▪ 30+ years of experience in insurance including 16 years at Hiscox in various senior positions
	Stuart Bridges ***Founder and CFO***	▪ 30+ years of experience, including 16 years as CFO at Hiscox
	Craig Knightley ***CUO[1], Insurance***	▪ 16+ years of industry experience and joined Inigo in 2021 ▪ Previously Casualty Divisional Director & Partner at Hiscox
	Alice Kaye ***Head of Reinsurance***	▪ 14+ years of industry experience and joined Inigo in 2021 ▪ Previously Casualty Treaty Underwriter at Everest Re
	George Stratts ***Head of Partnerships***	▪ 30 years of industry experience including 20 years at AIG ▪ Previously President of Lexington Insurance Company

Core Values

- Park the Ego
- Get Smart
- Share the Passion
- Radical Simplicity

Underwriting-First culture and values reflected in employee feedback and retention

- **Top quartile** results in the Lloyd's Culture Surveys
- Entrepreneurial, values-led culture attracts and retains top talent with attrition consistently below Lloyd's market average since founding

[1] Chief Underwriting Officer

15

6 Financially Compelling

Financially attractive transaction for Radian with significant expected earnings and ROE accretion along with ongoing capital benefits

ROE Impact	~200 bps of ROE accretion in 2026[1]
EPS Impact	Mid-teens EPS accretion in 2026[1]
BVPS and TBVPS Impact	Accretive to BVPS in 2026 TBVPS earned back in ~3 years
Leverage Ratio	No material change expected in Radian's holding company debt-to-capital ratio in 2026[2]

Strategic Capital Management

- Accretive use of excess capital
- Lloyd's operating framework provides additional capital efficiencies
- Increased scale and stability of combined company

Limited Integration Risk

- Inigo will be managed as a standalone
- Synergies expected from capital stack with no dependence on expense initiatives
- Existing management team will continue to run Inigo post-close

[1] Accretion estimates incorporate assumed purchase price allocations and related amortization, which are preliminary and will be revised as additional information is obtained during the measurement period. [2] Radian may use borrowing capacity under its existing revolving credit facility, or a replacement facility, to fund the acquisition, but expects to repay any borrowing by the end of 2026.

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1 A small portion of the consideration paid is expected to be in the form of Radian common stock as part of an equity rollover by Inigo senior management. 2 Subject to certain conditions with respect to Radian Guaranty while the note is outstanding, as disclosed in Radian's Form 8-K filed September 18th, 2025. Transaction allows Radian to use excess capital with no new equity raised 6 Financially Compelling Radian Group expects to retain sufficient liquidity post-close and expects dividend capacity from Radian Guaranty of over $600 million in 2026 Amount Funding Sources Description $600 million Funded from Radian Guaranty via an intercompany note 10-year note approved by Pennsylvania Insurance Department2 No reduction expected in ongoing dividend capacity from Radian Guaranty $1.1 billion Remaining funds for purchase from Radian Group’s available liquidity sources1 Available sources include Radian Group liquidity and the company’s $275 million revolving credit facility $1.7 billion1

Acquisition to transform Radian into a global multi-line specialty insurer with attractive avenues for profitable capital deployment Positioned to deliver mid-to-high teens ROE 20-30% EPS accretion compared to reported 2024 results

Inigo: a transformational acquisition for Radian

radian + INIGO

1	Growth Opportunity	Profitable and high-growth insurance platform in a large and expanding Lloyd's specialty market
2	Multi-line Specialty Insurance Platform	Transformative acquisition will create a diversified multi-line insurer with uncorrelated businesses
3	Data & Analytics Focus	Inigo is driven by data science and analytics with an unwavering focus on disciplined underwriting
4	Scalable Operating Model	Profitable since launch with a modern technology stack and a "radically simple" operating model
5	Culture and Leadership	Experienced management team focused on market leadership and unique core values
6	Financially Compelling	Expected to be materially accretive to Earnings and ROE, leveraging capital efficiencies within Lloyd's

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Appendix A Reconciliations of recast Radian continuing operations financial measures and Inigo financial highlights

"All Other" discontinued operations recast: statements of operations

Inigo financial highlights

Appendix B Additional disclaimer and safe harbor statements

Additional disclaimer and safe harbor statements Cautionary Note Regarding Forward-Looking Statements — Safe Harbor Provisions All statements, or related oral statements made by management or other representatives of Radian, in this presentation that address events, developments or results that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “pursue,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “strategy,” “future,” “likely” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, statements regarding the expected completion, financing, and timing of the proposed acquisition, statements regarding the expected impact of the acquisition on Radian’s earnings, return on capital, revenue and debt-to-capital ratio, as well as deployment of capital, statements regarding the planned divestitures of certain businesses, including their expected completion, timing and reporting, and other statements and information related to the proposed transaction and the planned divestitures, projections regarding our future performance and financial condition, including the expected financial impact of the proposed transaction on us and the combined addressable market, and strategic initiatives, are made on the basis of management’s current views and assumptions with respect to future events. These statements speak only as of the date they were made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We operate in a changing environment where new risks emerge from time to time and it is not possible for us to predict all risks that may affect us. The forward-looking statements are not guarantees of future performance, and the forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include: risks associated with the acquisition, including: (a) the parties’ ability to complete the acquisition on the anticipated timeline or at all, including uncertainty related to securing the necessary regulatory approvals without a burdensome remedy; (b) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; (c) risks related to diverting the attention of either party’s management from ongoing business operations; (d) the possibility that the anticipated benefits of the transaction are not realized when expected, or at all; (e) significant unknown or inestimable liabilities associated with Inigo; (f) risks related to the uncertainty of expected future financial performance and results of Inigo following completion of the transaction; (g) risks related to the availability of sufficient cash resources to fund the acquisition or Radian’s ability to raise new funds; (h) risks related to limitations and compliance with using Radian’s subsidiary’s excess capital as a source of funding for the acquisition; and (i) risks associated with Radian’s ability to successfully execute on its strategic shift to become a multi-line insurer; risks associated with our decision to divest our Mortgage Conduit, Title and Real Estate Services businesses (the “All Other Businesses”), including: (a) our ability to complete any or all of the divestiture transactions, on the anticipated timeline or at all, including risks and uncertainties related to securing necessary regulatory and third-party approvals and consents; (b) the impact of the decision to divest the All Other Businesses on our ability to attract, hire, and retain key and highly skilled personnel; (c) disruption of current plans and operations caused by the announcement of the decision to divest the All Other Businesses, making it more difficult to conduct business as usual or maintain relationships with current or future service providers, customers, employees, vendors, and financing sources; and (d) the terms, timing, structure, benefits and costs of any divestiture transaction for each of the All Other Businesses; the health of the U.S. housing market generally and changes in economic conditions that impact the size of the insurable mortgage market, the credit performance of our insured mortgage portfolio, the returns on our investments in residential mortgage loans and other mortgage assets acquired through our Mortgage Conduit business and other investments held in our investment portfolio, as well as our business prospects, including: changes resulting from inflationary pressures, the interest rate environment and the risk of recession and higher unemployment rates; other macroeconomic stresses and uncertainties, including potential impacts related to the recent regulatory and legislative actions and responses thereto, as well as other political and geopolitical events, civil disturbances and endemics/pandemics or extreme weather events and other natural disasters that may adversely affect regional economic conditions and housing markets; the primary and secondary impacts of recent government actions and executive orders, including regulatory and legislative actions, tariffs, trade policies and reductions in the federal workforce, as well as challenges and other responses to those actions, and related uncertainty and volatility in the U.S. and global financial markets; changes in the way customers, investors, ratings agencies, regulators or legislators perceive our performance, financial strength and future prospects; Radian Guaranty’s ability to remain eligible under the Private Mortgage Insurer Eligibility Requirements ("PMIERs") to insure loans purchased by the Government-Sponsored Enterprises (Fannie Mae and Freddie Mac) (the "GSEs”); our ability to maintain an adequate level of capital in our insurance subsidiaries to satisfy current and future regulatory requirements; changes in the charters or business practices of, or rules or regulations imposed by or applicable to, the GSEs or loans purchased by the GSEs, or changes in the requirements for Radian Guaranty to remain an approved insurer to the GSEs, such as changes in the PMIERs or the GSEs’ interpretation and application of the PMIERs or other applicable requirements; changes in the current housing finance system in the United States, including the roles and areas of primary focus of the Federal Housing Administration (the "FHA"), the U.S. Department of Veterans Affairs (“VA”), the GSEs and private mortgage insurers in this system;

Additional disclaimer and safe harbor statements (continued) our ability to successfully execute and implement our capital plans, including our risk distribution strategy through the capital markets, traditional reinsurance markets or other strategies, and to maintain sufficient holding company liquidity to meet our liquidity needs; our ability to successfully execute and implement our business plans and strategies, including plans and strategies that may require GSE and/or regulatory approvals and licenses, that are subject to complex compliance requirements that we may be unable to satisfy, or that may expose us to new risks, including those that could impact our capital and liquidity positions; risks related to the quality of third-party mortgage underwriting and mortgage loan servicing, including the timeliness and accuracy of servicer reporting; a decrease in the Persistency Rates of our mortgage insurance on Monthly Premium Policies; competition in the private mortgage insurance industry generally, including competition from current and potential new mortgage insurers, the FHA and the VA as well as from other forms of credit enhancement, such as any potential GSE-sponsored alternatives to traditional mortgage insurance; U.S. political conditions and legislative and regulatory activity (or inactivity), including adoption of (or failure to adopt) new laws, regulations and executive orders, changes in existing laws, regulations and executive orders, or the way they are interpreted or applied, and adoption of laws, regulations or executive orders that conflict among jurisdictions in which we operate; legal and regulatory claims, assertions, actions, reviews, audits, inquiries and investigations that could result in adverse judgments, settlements, fines, injunctions, restitutions or other relief that could require significant expenditures, new or increased reserves or have other effects on our business; the possibility that we may fail to estimate accurately, especially in the event of an extended economic downturn or a period of extreme market volatility and economic uncertainty, the likelihood, magnitude and timing of losses in establishing loss reserves for our Mortgage Insurance business or to accurately calculate and/or project our Available Assets and Minimum Required Assets under the PMIERs, which could be impacted by, among other things, the size and mix of our insurance in force, changes to the PMIERs, the level of defaults in our portfolio, the reported status of defaults in our portfolio (including whether they are subject to mortgage forbearance, a repayment plan or a loan modification trial period), the level of cash flow generated by our insurance operations and our risk distribution strategies; risks associated with investments to diversify and grow, including to grow our existing businesses, or to pursue new lines of business or develop new products and services; the effectiveness and security of our information technology systems and digital products and services, including the risk that these systems, products or services fail to operate as expected or planned or expose us to cybersecurity or third-party risks, including due to malware, unauthorized access, cyberattack, ransomware or other similar events; the amount of dividends, if any, that our insurance subsidiaries may distribute to us, which under applicable regulatory requirements is based primarily on the financial performance of our insurance subsidiaries, and therefore, may be impacted by general economic, competitive and other factors, many of which are beyond our control and, in the case of Radian Guaranty Inc., our mortgage insurance subsidiary, will require prior approval from the Pennsylvania Insurance Department for a period of up to three years in connection with the funding for the Inigo transaction; the ability of our operating subsidiaries to distribute amounts to us under our internal tax- and expense-sharing arrangements, which for our insurance subsidiaries are subject to regulatory review and could be terminated at the discretion of such regulators; volatility in our financial results caused by changes in the fair value of our assets and liabilities carried at fair value; changes in GAAP or statutory accounting principles and practices rules and guidance, or their interpretation; risks related to uncertain tax positions and the amount and timing of potential payments or adjustments associated with tax examinations; and our ability to attract, develop and retain key employees. For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to “Item 1A. Risk Factors” in our 2024 Form 10-K, and to subsequent reports and registration statements filed from time to time with the Securities and Exchange Commission. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this presentation.